RELIABLE. ANSWERS. 2012 NAREIT San Diego, CA November 13 - 15 Exhibit 99.1

40 Years Timeline 2 RELIABLE. ANSWERS. 2012 Duke Realty Corporation

Focus on:
Increasing cash flow
Maximizing return on
assets

Strategy for Success
Focus on:
Improving coverage ratios
Improving ratings
Focus on:
Portfolio repositioning
Strategic acquisitions &
dispositions
Development opportunities
Strategies for delivering shareholder value
RELIABLE. ANSWERS.
2012 Duke Realty Corporation

RELIABLE. ANSWERS.
2012 Duke Realty Corporation
2012 Goals and Objectives Q3 2012 Update
•
Lease-up portfolio, manage cap ex; reach
positive same property income growth
•
Balance execution with capital strategy
relative to level and quality of cash flow
and same property NOI
•
Development starts of $150 to $250MM
focus on medical office and build-to-suit
•
Total portfolio occupancy as of  quarter end 91.9%, up 1.2%
from year-end; industrial only portfolio at 93.2%
•
Approximately 7.4 million square feet of leases completed
•
Debt to EBITDA @ 7.3x; 2.0% Same Property NOI growth
•
$115MM development starts. Two 100% leased bulk
industrial expansion projects (at 7.2% weighted yield), one
spec industrial (8.0%), three 100% leased medical office
projects (7.4%) and one office spec project (9.3% yield)
•
Continue strong momentum from 2011 on
repositioning of portfolio
•
Pursue acquisitions of medical and
industrial assets
•
Continue pruning suburban office primarily
in Midwest
•
Closed on approximately $92MM of acquisitions during the
quarter, all comprised of healthcare
•
$27MM in dispositions of non-core assets
•
Total suburban office portfolio 85.7% occupied, preparing
non-strategic assets for sale
•
Opportunistically access capital markets . .
push out maturity schedule further
•
Continue improving coverage ratios
•
Maintain minimal balance on line of credit
•
Fixed charge ratio of 1.81x unchanged from Q2 2012
•
Issued $300MM of senior notes at 3.875% coupon maturing
2022
•
Issued $87MM of equity through ATM program at a $14.92
share price . . . Additional $22MM executed through October
11th at $14.71
•
Zero credit facility balance and $113MM of cash at qtr end
Strategic Focus
Asset
Strategy
Operations
Strategy
Capital
Strategy

Solid Q3 performance across all three aspects of our strategy

2012 Duke Realty Corporation OPERATIONS STRATEGY 5

6 Focus on Fundamentals LEASING OF PORTFOLIO STRATEGIC NEW DEVELOPMENT AND LAND DISPOSITION AFFO PAYOUT OPERATIONS STRATEGY Maximize return on assets 2012 Duke Realty Corporation

Consistent Operating Performance
Stabilized Occupancy (%)
Strong historical stabilized occupancy – fundamentals improving
Lease Renewals (%)
Strong lease renewal percentages
Stabilized occupancy
In-service occupancy
Leasing Activity
New Leases and Renewals – Consistent Execution (in millions of square feet)
Lease Maturity Schedule
Lease maturities are well balanced with no one year accounting for more than 12%
Demonstrated ability to
maintain consistency through economic cycles
95%
92%
92%
89%
88%
91% 91%
89%
89%
87%

OPERATIONS STRATEGY
93%
93%
72%
79%
77%
69%
82%
21.4
22.7
25.9
24.5
20.9
2012 Duke Realty Corporation
29.9
80%

2012 Duke Realty Corporation
Notes
1. Based on simple average of calendar year-over-year annual same-property cash NOI growth, includes 2007 - 2011
2. Suburban Office Peers include BDN, CLI, HIW, LRY and PKY; weighted by historical market cap
3. Industrial includes DCT, EGP, FR, FPO, PSB, AMB and PLD; weighted by historical market cap
1.5%
(0.2%)
(0.2%)
3.2%
(0.6%)
0.2%
(1.0%)
0.0%
1.0%
2.0%
3.0%
4.0%
Suburban Office Peers Industrial Peers
5-Year Avg. 1-Year Avg.
Annual Same-Store
NOI Growth (1)
%, y-y
Sources    SNL and company filings
Duke Realty
Suburban Office Peers
(2)
Industrial Peers (3)
Consistent NOI Growth Outperformance
Relative Performance vs. Peers
OPERATIONS STRATEGY

Positioned for NAV Growth
KEY NAV GROWTH DRIVERS
Lease up
existing
vacancy
Increased
management &
service fees
Accretive future
development
Accretive
future
acquisitions
Portfolio occupancy of 92.0%
Strong leasing pipeline
Demonstrated track record of 69-80% renewal rate
Should benefit from uptick in third party and JV partners development and construction activity
Property management and leasing fees - should trend higher as occupancy improves
Current pipeline 3.4MM SF of industrial, 0.8MM SF of medical office and 0.5MM SF of suburban office
2012 estimated development starts of $300 to $500 million
Acquisitions focused on achieving asset repositioning goals
Industrial and medical office assets
Higher rental rate growth markets
Increase Rents/
Reduced
Capex
Rent roll downs burning off and positive same property NOI performance
Forecasts of industrial market wide average annual rent growth of 3.2% from 2013-16
Sources: Duke Realty. Rent forecasts per PPR and Green Street
OPERATIONS STRATEGY
2012 Duke Realty Corporation

Land and Development Capabilities
OPERATIONS STRATEGY
$498
million
HELD FOR DEVELOPMENT
Industrial Office
Midwest 26.3 2.8
Indianapolis, Chicago,
Cincinnati, Columbus,
Minneapolis, and
St. Louis major
positions
East 3.8 2.1
New Jersey,
Baltimore,
Washington D.C., and
Raleigh
Southeast 8.5 1.3
Atlanta, Central
Florida, and, South
Florida
Southwest 5.8 0.7
Phoenix, Dallas, and
Houston
Total 44.4 million SF 6.9 million SF
Attractive positions contribute to future development and value
Development – Amounts in million SF
2012 Duke Realty Corporation

Columbus - Industrial
OPERATIONS STRATEGY
• Restoration Hardware Expansion for Eastern U.S. Distribution Operations
• West Jefferson submarket on 19 acres of our land
• 418,000 square feet, as an addition to existing 805,000 square feet
• $15.3 million project
• 15-year projected average yield of 8.1%
Industrial facility expansion and lease extension with
growing high-end retailer on our land
2012 Duke Realty Corporation
• 15 year lease term

Chicago - Industrial
OPERATIONS STRATEGY
• Yusen Logistics build-to-suit
• O’Hare submarket on 26 acre brownfield redevelopment
• 230,000 square feet
• 12 year lease term
• $21.3 million project
• 12-year projected average yield of 7.0%
Expand industrial with global logistics provider in strategic market
2012 Duke Realty Corporation

2012 Duke Realty Corporation 13
Atlanta - Industrial
OPERATIONS STRATEGY
Expand industrial on Duke Realty land in airport submarket
• Kuehne & Nagel build-to-suit on Duke Realty land at Camp Creek
• South Atlanta submarket near Hartsfield Airport
• 211,000 square feet
• 10 year lease term
• $15 million project
• 10-year projected average yield of 8.3%

Southern California - Industrial
• Speculative development on Duke Realty Land in Chino, CA
• Inland Empire West submarket
• 421,000 square feet
• $26 million project
• 5-year projected average yield of 7.0%
Expand industrial with Southern California
speculative development on Duke Realty land
2012 Duke Realty Corporation
OPERATIONS STRATEGY

2012 Duke Realty Corporation 15
Indianapolis – Industrial
OPERATIONS STRATEGY
Expand industrial with solid global manufacturer
• Regal Beloit build-to-suit bulk distribution facility in Plainfield submarket
• 376,000 square feet, 10 year lease term to growing global manufacturing company
• Duke Realty won with strategic land position
• $15 million project
• 10-year projected average yield of 8.0%

OPERATIONS STRATEGY

Northeast U.S. – Bulk Industrial Build-to-Suit
Repeat business new development with growing tenant
•
Regional distribution center build-to-suit in Delaware for Amazon
•
1,015,000 square feet
•
12 year lease term
•
$77 million project
•
12-year projected average yield of 8.1%
2012 Duke Realty Corporation

Southeast & Midwest – Medical Office
• Three build-to-suit developments with existing relationships in Atlanta,
Cincinnati and Indianapolis
• Leased to Northside Hospital, Good Samaritan and Community Health
• 181,000 total square feet, each with fifteen-year leases
• $48 million in project costs, 15-year projected average yield of 8.6%
Grow Medical Office
2011 Duke Realty Corporation

Tampa – Medical Office
• VA Primary Care Annex at Tampa
• Leased to Department of Veterans Affairs
• 120,000 square feet
• 20 year lease
• $39 million project
• 20-year projected average yield of 8.2%
Grow Medical Office
OPERATIONS STRATEGY
2012 Duke Realty Corporation

RELIABLE. ANSWERS.
2012 Duke Realty Corporation
Development Strategic Advantages
Development platform creates value

Duke Realty forty years of experience in development
Recognized as one of the leading commercial developers in each of our 18 markets
Land bank in strategic locations that can support approximately 50 million square feet of development is a significant value advantage going forward
Capital deployed in development can generate 75 to 150 basis points of premium yield over typical acquisition yields
Risk management policies in place to govern maximum development pipeline size and speculative development starts

2012 Duke Realty Corporation ASSET STRATEGY 20

Track Record
Proven ability to execute and allocate investments
in alignment with our strategy
Flex
Disposition
$1 Billion
2005 2006
Savannah
Washington DC
2007
Healthcare
2009
Asset Strategy
2010
Dugan
CBRERT
Premier
Suburban
Office
disposition
$1 Billion
2011 2012
MOB and
Industrial
acquisitions
$300-500
Million
Projected
ASSET STRATEGY
2012 Duke Realty Corporation

Asset Strategy
BY PRODUCT
2009 2013
BY GEOGRAPHY
ASSET STRATEGY
2009 2013
2012
Southeast
21%
Southeast
24%
Southeast
30%
2012
Note: 2012 figures as of September 30 th ,
2012
2012 Duke Realty Corporation

2012 Duke Realty Corporation

Asset Strategy: Road Map
($ in millions)
Investment
12/31/10
Investment
9/30/12
ACTION PLAN
Investment
2013
PRODUCT TYPE
Amount % Amount %
Acquisitions /
Developments /
Repositioning Amount %
Industrial $3,645 45% $4,451 53% $469 $4,920 60%
Office 3,770 46% 2,549 31% (499) 2,050 25%
Medical Office 515 6% 1040 13% 190 1,230 15%
Retail 280 3% 291 3% (291) 0 0%
$8,210 100% $8,331 100% $(131) $8,200 100%
REGION
Midwest $3,970 48% $3,797 46% ($517) $3,280 40%
Southeast 2,270 28% 2,027 24% 433 2,460 30%
East 955 11% 1,083 13% 147 1,230 15%
South 950 12% 1,171 14% (351) 820 10%
West 65 1% 253 3% 157 410 5%
$8,210 100% $8,331 100% $(131) $8,200 100%
Portfolio sale accelerates suburban office repositioning
ASSET STRATEGY

2012 Duke Realty Corporation 24
New, High Quality Portfolio with Long-term Leases
ASSET STRATEGY
Premier portfolio of assets
Portfolio average
Bulk
Industrial
Suburban Office
Medical
Office
Property age 11.0 years 13.7 years 6.2 years
Property size 224,000 SF 118,000 SF 77,000 SF
Lease term 7.2 years 7.3 years 11.7 years
Tenant size 75,000 SF 12,000 SF 10,000 SF

2012 Duke Realty Corporation 25
Premier Quality Industrial Portfolio
ASSET STRATEGY
Industry leading focus on newer built, modern bulk warehouse type with strong performance characteristics
<100,000 100,000-500,000 >500,000
% Total Square Feet
10% 54% 36%
Building Square Footage (000's)
11,000                60,000                     39,000
No. of Buildings
162                      273                          51
Average Tenant Size
20,202                86,385                     477,676
9/30/12 Occupancy
89.1% 93.9% 95.5%
Building Size
Portfolio Metric

Southern California Industrial
Trojan Way
497,620 SF, 100% leased
Atlanta Industrial
Hartman Business Center V
569,674 SF, 100% leased
Columbus Industrial
Creekside XIV & XXII
1,076,625 SF, 86% leased
Chicago Industrial
Crate & Barrel Distribution Center
827,268 SF, 100% leased
Chicago Industrial
940 North Enterprise
257,542 SF, 100% leased
Century Distribution Center
Los Angeles, CA
323,000 SF, 100% leased
Lakeside Ranch Industrial
Dallas, TX
749,000 SF, 100% leased
Seefried Industrial
Dallas, TX
324,000 SF, 100% leased
Premier Portfolio  Industrial
Pompano, FL
1,163,000 SF, 90% leased
Note: % leased figures represent status at time of acquisition
ASSET STRATEGY
Select Industrial Acquisitions in 2011 & 2012
© 2012 Duke Realty Corporation

27 MEDICAL OFFICE STRATEGY & Performance Update © 2012 Duke Realty Corporation

© 2012 Duke Realty Corporation
Healthcare Data Points
The nation’s largest industry
•
More than 17% of GDP, predicted to exceed 23% by 2020
•
More than 5% of pre-tax income spent on healthcare
•
People insured expected to increase by 30 to 50 million –
increased demand for care
•
Number of physicians will probably increase –
growing
space demand
•
Hospitals expect margin largely due to Medicare
reimbursement risks . . . incentive to increase market share
(M&A), accelerate IT and equipment investments and
seek
capital partners for “non-core assets”
•
May reduce reimbursements – real estate efficiency a
priority – larger deals and floor plates
Reform
Healthcare systems growing and physician employment
changing
MEDICAL OFFICE STRATEGY

29 Source: AHA Trendwatch Chartbook, 2011 Trends in Inpatient Days and Outpatient Visits Outpatient demand drives occupancy in MOB’s © 2012 Duke Realty Corporation MEDICAL OFFICE STRATEGY

Trends in Medical Practice Ownership
Hospitals are increasing physician employment to create efficiencies and to position themselves to become Accountable Care Organizations
Physicians are seeking employment in the declining reimbursement environment

Source: MGMA Physician Compensation and Production Survey Report; Wall Street Journal, 10/8/10
Hospital-owned practices creating access to better credit generally
MEDICAL OFFICE STRATEGY
2002 2003 2004 2005 2006 2007 2008 2009
0%
25%
50%
75%
100%
Physician-owned
Hospital-owned
2012 Duke Realty Corporation

Local
19%
Regional
45%
National
36%
Portfolio investment
by product type
Portfolio investment by
hospital system
MOB
On-Campus
76%
MOB  Off-Campus
19%
Specialty
Hospital
5%
Medical Office Portfolio at September 30, 2012
MEDICAL OFFICE STRATEGY
In-Service
Under
Development
Total
Properties
Investment $
Square Feet
Occupancy
69
$1.2 B
5.4 M
91%
7
$190 M
760 K
100%
76
$1.4 B
6.1 M
92%
2012 Duke Realty Corporation 31
Note: Figures as of September 30 th ,
2012
including proforma 1.2 million square foot Seavest acquisition (Seavest closed October 2012)

Strategic Benefits to Duke Realty
Medical office should provide solid NOI growth and lower volatility

Operational and Diversification Strategic Benefits
•
One of the newest portfolios in REIT sector among the highest credit tenants lease rosters
•
Medical office development starts solid during recession with nearly
$400 million of starts between 2008 and 2010
•
Leasing, construction and market location synergies with existing multi-
tenant industrial and office portfolio
•
NOI stream should reduce company beta with longer term leases, 2-3%
rent escalators with very high tenant retention and strong credit tenant base
MEDICAL OFFICE STRATEGY
© 2012 Duke Realty Corporation

© 2012 Duke Realty Corporation 33
1% 1% 1% 1% 1%
2%
0%
2%
4%
6%
8%
10%
2012 2013 2014 2015 2016 2017
Lease Maturity (% of Total Sq. Ft.)
High credit tenants and limited lease maturity result in
stable and growing cash flow
Top Health System Relationships
Health System
Credit Rating
(Moody's)
Rentable SF
Baylor Health Care System Aa2 456,000
Ascension Health Aa1 367,000
Franciscan Alliance, Inc. Aa3 274,000
Health & Hospital Corp Marion
County
Aa1 274,000
Trinity Health Aa2 259,000
Northside Hospital Unrated 208,000
Scott & White Healthcare A1 195,000
Carolinas Medical Center Aa3 190,000
US Oncology, Inc. (McKesson) Baa2 182,000
Catholic Health Initiatives Aa2 179,000
MEDICAL OFFICE STRATEGY

© 2012 Duke Realty Corporation 34 34
NOI in
$millions
Annual NOI
In-Service Portfolio Occupancy
*
As of 9/30/2012
*Projected for lease up of unstabilized and completed development assets
Medical Office NOI and Portfolio Occupancy
MEDICAL OFFICE STRATEGY
70
60
50
40
30
20
10
0
2008
2009
2010
2011
2012
14
20
28
37
61
2008 2009
2010
2011 2012
95%
90%
85%
80%
75%
70%
86.6%
78.4%
85.8%
90.1%
91.9%
Medical office business projected to reach or exceed 15% of total asset base by 2013

Seavest Portfolio Overview
Class A, On-campus portfolio

Geographic Footprint
(Hospital System)
Representative Asset Snapshots
1,202,285 square feet (14 assets)
13 of the 14 assets are on-campus or
adjacent to campus
Fair Oaks MOB
(INOVA Health)
Fairfax, VA
Celebration Health Plaza
Kissimmee Medical Plaza
East Orlando Med Surg.
Sebring Med. Pavilion
(Adventist Health)
Orlando, FL
VA Clinic
Ft. Lauderdale, FL
Seton Prof. Building
Water Tower Commons
(Ascension Health)
Milwaukee, WI
The Green Clinic
(Green Surgical Hospital)
Ruston, LA
Mountainview MOB
(Community Health)
Las Cruces, NM
Medical Mall of Abilene
(Abilene Reg. Med. Cen.)
Abilene, TX
Hillcrest Baptist I
Hillcrest Baptist II
(Scott & White)
Waco, TX
Longview MOB
(Community Health)
Longview, TX
MEDICAL OFFICE STRATEGY
© 2012 Duke Realty Corporation
Kissimmee Medical Plaza
Orlando, FL
Seton Professional Bldg.
Milwaukee, WI
Longview MOB
Longview, TX
Mountainview Med. Plaza
Las Cruces, NM
VA Clinic
Sunrise, FL (Ft. Lauderdale)
Celebration Health
Orlando, FL
Sebring Medical Pavilion
Sebring, FL
East Orl. Med. Surg. Plaza
Orlando, FL
Water Tower Commons
Milwaukee, WI

Harbin Portfolio Overview
Off-market, relationship driven opportunity

Geographic Footprint Representative Asset Snapshots
334,000 square feet (7 assets)
6 of the 7 assets are 100% leased to
Harbin Clinic LLC for 15 years
Self managed portfolio will require no
additional overhead
Harbin Cancer Center
On-Campus.  Class A MOB.  55K sf.
Harbin Specialty Center
On-Campus.  Class A MOB.  75K sf.
1825 Martha Berry MOB
Off-Campus.  Class B MOB.  122K sf.
Rome, GA
7 buildings
MEDICAL OFFICE STRATEGY
© 2012 Duke Realty Corporation

Baylor McKinney MOB I
McKinney, TX
115,000 SF, 89% preleased
North Fulton MOB
Atlanta, GA
52,000 SF, 52% preleased
MEDICAL OFFICE STRATEGY
VA Tampa
Tampa, FL
117,000 SF, 100% preleased
Scott and White MOB
Marble Falls, TX
67,000 SF, 100% preleased
Select Healthcare Developments 2011-2012
Scott & White MOB
College Station, TX
119,000 SF, 100% preleased
Wishard Health FOB
Indianapolis, IN
275,000 SF, 100% preleased
Tri Health Cardiology
Cincinnati, OH
21,000 SF, 100% preleased
Centerre Community Rehab
Indianapolis, IN
60,000 SF, 100% preleased
NSH Cherokee Towne Lake MOB
Atlanta, GA
101,000  SF, 100% preleased

Our Plan
Existing healthcare assets    $1.4 Billion
New developments    $150+ Million in 2012
Opportunistic new development starts in 2013
Our Focus
On-campus assets
Major hospital system relationships
~
~
Goal: Grow Medical Office Primarily through Development

~
~
MEDICAL OFFICE STRATEGY
© 2012 Duke Realty Corporation

CAPITAL STRATEGY AND 2012 GUIDANCE 39 © 2012 Duke Realty Corporation

Capital Strategy Focus

Reducing leverage
Increasing coverage ratios
Maintaining size and quality of unencumbered asset base
Executing portfolio repositioning in alignment with capital strategy objectives
Further improve balance sheet strength and ratings
© 2012 Duke Realty Corporation
1
2
3
4
CAPITAL STRATEGY

© 2012 Duke Realty Corporation 41
Key Metrics & Goals
2009
Actual
2010
Actual
2011
Actual
2012
3Q
Actual Goal
Debt to Gross Assets 44.5% 46.3% 46.8% 48.7% 45.0%
Debt + Preferred to Gross
Assets
54.9% 55.5% 55.6% 55.4% 50.0%
Fixed Charge Coverage
Ratio
1.79 : 1 1.79 : 1 1.82 : 1 1.81:1 2.00 : 1
Debt/EBITDA 6.65 7.31 6.02* 7.29** < 6.00
Debt + Preferred/EBITDA 8.47 8.88 7.34* 8.42** < 7.75
Progressing toward strategic plan goals
*Excluding 2011 Blackstone sale figures are 7.0x and 8.6x, respectively.  ** Excluding Blackstone sale figures are 7.5x and 8.7x, respectively.
CAPITAL STRATEGY

© 2012 Duke Realty Corporation
Relative Performance of Duke Realty vs. All Comps
Notes
1. Comparables include BDN, CLI, DCT, EGP, FR, HIW, LRY, OFC, and PLD; PLD and AMB are included historically; figures shown on a market cap weighted basis
2. Industrial comparables include DCT, EGP, FR, and PLD; PLD and AMB are included historically, total return for comparable companies figures are calculated on a market cap weighted basis
3. DRE stock price as of end of trading 10/31/12, @ $14.48
4. DRE performance since announcement of $1.1Bn office divestiture. Based upon 10/20/11 close of $10.68
Industrial and Suburban Office Comps
(1)
Industrial Comps
(2)
% Total Shareholder Return
Ind Comps
-4.0%
S&P 400
-1.7%
FY 2011
YTD
2012 (3) FY 2010
DRE
+2.1%
Ind Comps
+21.6%
Ind Comps
+24.4%
RMS
+8.7%
S&P 500
+2.1%
RMS
+28.5%
S&P 500
+15.1%
DRE
+8.4%
S&P 400
+26.6%
FY 2009
Ind Comps
+24.4%
S&P 400
+37.4%
S&P 500
+26.5%
DRE
+19.8%
RMS
+28.6%
Since -
10/20/2011 (4)
Ind Comps
+37.8%
DRE
+24.6%
S&P 400
+12.9%
S&P 500
+14.3%
RMS
+13.9%
RMS
+25.1%
DRE
+42.6%
S&P 500
+18.8%
S&P 400
+18.2%
Comps
-6.0%
S&P 400
-1.7%
DRE
+2.1%
S&P 500
+15.1%
Comps
+21.8%
DRE
+24.6%
S&P 400
+12.9%
S&P 500
+14.3%
RMS
+13.9%
RMS
+8.7%
S&P 500
+2.1%
RMS
+28.5%
DRE
+8.4%
Comps
+7.4%
S&P 400
+26.6%
Comps
+24.8%
S&P 400
+37.4%
S&P 500
+26.5%
DRE
+19.8%
RMS
+28.6%
FY 2011
YTD
2012 (3) FY 2010 FY 2009
RMS
+25.1%
Comps
+32.1%
DRE
+42.6%
S&P 500
+18.8%
S&P 400
+18.2%
Since -
10/20/2011 (4)
CAPITAL STRATEGY

RELIABLE. ANSWERS.
87.9%
92.7%
94.1%
90.7%
86.9%
92.2%
89.6%
89.6%
87.6%
89.3%
80%
83%
86%
89%
92%
95%
LRY HIW OFC CLI BDN DRE EGP PLD DCT FR

Office Average: $5,093
58.2%
49.2%
50.2%
46.4%
33.9%
44.8%
51.2%
38.3%
42.8%
42.7%
0%
20%
40%
60%
80%
BDN OFC HIW CLI LRY DRE FR PLD DCT EGP
8.3x
7.7x
7.3x
10.2x
7.7x
7.2x
6.4x
6.1x
5.1x
5.9x
0.0x
3.0x
6.0x
9.0x
12.0x
OFC BDN HIW LRY CLI DRE PLD FR DCT EGP
Duke Realty Benchmarking Statistics
Source: SNL Financial, 8/29/12 and Duke latest quarterly supplemental
Industrial Average: 7.9x
Industrial Average: 91.1%
$30,672
$32,000
Industrial Average: $9,778
Office Average: 88.8%
Office Average: 6.6x
Office Average: 46.6% Industrial Average: 43.8%
Total Market Cap ($ in millions)
Total Debt / Total Market Cap
In Service Portfolio Occupancy
Total Debt / 2012E EBITDA
93.6%
= DRE industrial in service portfolio
Duke Realty benchmarks as the second largest by total market capitalization among its comps, with above average leverage and improving occupancy
Key:
Office: LRY=Liberty; CLI=Mack-Cali; HIW=Highwoods; BDN=Brandywine
Industrial: PLD=Prologis; FR=First Industrial; DCT=DCT Industrial Trust; EGP= Eastgroup; FPO= First Potomic
(DRE = 93.6%) (DRE = 85.9%)
$7,202
$3,099
$2,982
$2,360
$4,671
$4,310
$4,690
$4,593
$9,031
$0
$2,000
$4,000
$6,000
$8,000
$10,000
LRY CLI HIW BDN OFC DRE PLD DCT FR EGP
© 2012 Duke Realty Corporation
RELIABLE. ANSWERS.

RELIABLE. ANSWERS.
© 2012 Duke Realty Corporation
Industrial Average: 16.2x Office Average: 11.1x
9.2%
7.6%
8.1%
7.5%
6.6%
6.0%
6.2%
7.7%
7.8%
7.6%
5.5%
6.0%
6.5%
7.0%
7.5%
8.0%
8.5%
9.0%
9.5%
10.0%
CLI HIW BDN OFC LRY DRE FR DCT PLD EGP
18.0x
17.8x 17.7x
26.6x
23.7x
13.2x
22.6x
22.3x
16.0x
15.0x
10.0x
14.0x
18.0x
22.0x
26.0x
30.0x
LRY HIW BDN OFC CLI DRE PLD DCT FR EGP
13.5x
11.9x
8.5x
13.8x
19.1x
11.8x
15.2x
9.7x
16.9x
13.6x
6.0x
10.0x
14.0x
18.0x
22.0x
LRY HIW OFC CLI BDN DRE PLD EGP DCT FR
Industrial Average: 23.8x
Industrial Average: 3.4%
Industrial Average: 6.7%
Office Average: 16.0x
Office Average: 5.5%
Office Average: 8.0%
Price / 2012E FFO
Implied Cap Rate
(1)
Dividend Yield
Price / 2012E AFFO
Key:
Office: LRY=Liberty; CLI=Mack-Cali; HIW=Highwoods; BDN=Brandywine; OFC=Corporate Office
Industrial: PLD=Prologis; FR=First Industrial; DCT=DCT Industrial Trust; EGP=Eastgroup
Source: SNL Financial, 11/8/12
(1) Per Wall Street research as of 10/26/12
Duke Realty Valuation Statistics
Duke Realty still undervalued by most levered and NAV metrics
7.1%
0.0%
4.1%
4.5%
4.9%
4.5%
3.3%
5.2%
5.3%
5.4%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
CLI LRY HIW BDN OFC DRE DCT EGP PLD FR

© 2012 Duke Realty Corporation
Barra Beta Summary
Historical Barra Beta Analysis 2002-2012

Notes
1. As of most recent Barra Beta published on October 31, 2012
2. Includes BDN, CLI, HIW, LRY, and OFC
3. Includes DCT, EGP, FR, LRY, and PLD
4. DCT’s beta only available since its IPO.  Barra began tracking DCT’s beta in December 2006
5. Includes HCN, HCP, HR, HTA, and VTR
Beta trends are slowly improving consistent with asset and capital strategy….
working on further lowering beta
Current
(1)
12/31/11
1 Year
Avg
5 Year
Avg
10 Year
Avg
DRE
1.22 1.49 1.34 1.56 1.14
Office Comps
(2)
1.09 1.29 1.19 1.35 1.02
Industrial Comps
(3)(4)
1.08 1.28 1.19 1.41 0.98
Healthcare Comps
(5)
0.94 1.07 1.01 1.21 0.97
CAPITAL STRATEGY

CAPITAL STRATEGY
Executing on capital strategy objectives
CAPITAL SOURCE 2008 2009 2010 2011
2012
YTD TOTAL
Common Stock - $575 $311 - $241 $1,127
Preferred Stock $300 - - - - $300
Unsecured Debt $325 $500 $250 - $600 $1,675
Secured Debt - $270 - - - $270
Asset Dispositions $475 $300 $533 $1,650 $126 $3,084
TOTAL $1,100 $1,645 $1,094 $1,650 $967 $6,456
•
Investment grade rated debt for over 15 years
•
Proven access to multiple capital sources
•
Available line of credit - $850 million capacity
•
Dividend covered by AFFO
Continue to strengthen balance sheet
($ in millions)
© 2012 Duke Realty Corporation

Duke Realty Recent Bond Transactions
Lowering Cost of Capital with Highly Efficient Bond Offering Executions

CAPITAL STRATEGY
Source: Barclay’s
June & September Transaction Details
Issuer:
Duke Realty Limited Partnership
Ratings: Baa2 / BBB
-
Outlook: Stable / Stable
Offering Format: SEC Registered
Issue Date: June 6, 2012 September 14, 2012
Amount: $300m $300mm
Final Maturity: June 15, 2022 October 15, 2022
Treasury Yield: 10 yr UST: 1.666% 10yr UST: 1.875%
Reoffer Spread: T + 280 bps T + 205bps
Reoffer Yield: 4.466% 3.925%
Coupon: 4.375% 3.875%
Reoffer Price: 99.271% 99.584%

6/1/2012 6/22/2012 7/14/2012 8/4/2012 8/26/2012 9/17/2012
(bps)
UST 10yr DRE 10yr Indicative Pricing
DRE Spread Compression Analysis
June 6:
4.466%
UST: 1.666%
T+280
DRE was able to achieve 75 bps in spread compression
between the June and September transactions
Sept 14:
3.925%
UST: 1.875%
T+205
© 2012 Duke Realty Corporation

Liquidity Position
($ in millions)
CAPITAL STRATEGY
Manageable debt maturities
$57
$658
$440
$3,026
Debt Maturity and Amortization Schedule
September 30, 2012
Unsecured Debt Secured Debt JV Debt
2012 2013 2014 2015
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
2016
© 2012 Duke Realty Corporation
and beyond
$363

RELIABLE. ANSWERS.
2012 Range of Estimates
Leasing actions and development execution drive upside
49
2012 Range
Metrics
2011
Actual
9/30/12 YTD
Actual Pessimistic Optimistic Key 2012 Assumptions
Core FFO Per Share $1.15 $0.75 $1.00 $1.04 • Better than expected leasing early in year; Low end of guidance raised $0.06, top end reduced $0.02
AFFO Payout Ratio 87% 84% 96% 80% • Annual dividend maintained at $0.68 per share
Average Occupancy-
In Service
89.7% 92.0% 89.5% 92.5% • Better than expected industrial leasing early in the year
• Low expirations exposure
Same Property NOI 3.2% 3.5% (1.5%) 2.5% • Occupancy higher than budget
• Rental rate pressure remains on office product
Building Acquisitions $747 $353 $300 $500 • Focus on industrial and medical office portfolios
Building Dispositions $1,634 $116 $200 $300 • Continue to prune remaining non-core office portfolio
Land Dispositions $12 $10 $20 $30 • Demand still sluggish
Construction and
Development Starts
$489 $432 $300 $500 • Comprised of medical office and industrial starts
• Development starts YTD of $373 MM (highest since
2008) with a good pipeline
Construction Volume $727 $421 $400 $600 • Third Party construction volume is lower than budget
Service Operations Income $46 $19 $20 $25 • Normal run rate post BRAC
General and Administrative
Expenses
$40 $32 $43 $38 • Consistent level
$ in millions

RELIABLE. ANSWERS.
© 2012 Duke Realty Corporation 50
WHY DUKE REALTY?
¦ Quality portfolio improving with asset strategy
¦ Solid balance sheet improving with capital strategy
¦ Unmatched ability to execute on daily operations
¦ Development capabilities in place with existing land bank
¦ Talent and leadership depth to execute
Delivering on what we say we will do

RELIABLE. ANSWERS.
© 2012 Duke Realty Corporation
Forward-Looking Statement
51
This slide presentation contains statements that constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities
Litigation Reform Act of 1995.  These forward-looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations.  Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.  A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation.  Many of these factors are beyond our ability to control or predict.  Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.  We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations.  We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise.
Certain of the financial measures appearing in this slide presentation are or may be considered to be non-
GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results.  While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP.  We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in our most recent quarter supplemental report, which is available on our website at www.dukerealty.com.  Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position.  The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable.